TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

IN RE:

:

09-11235 (JVA); 09-11236;

09-11237;

 09-11238;

:

09-11239;

 09-11241;

CASE NO.:

09-11244

:

Chapter 11

Judge:

J. Vincent Aug, Jr.

Milacron Inc., a Delaware corporation,

:

et, al.

Debtor

As debtor in possession, I affirm:

1.

That I have reviewed the financial statements attached hereto, consisting of:

___X___

Operating Statement

(Form 2)

___X___

Balance Sheet

(Form 3)

___X___

Summary of Operations

(Form 4)

___X___

Monthly Cash Statement

(Form 5)

___X___

Statement of Compensation

(Form 6)

___X___

Schedule of In-Force Insurance

(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.

That the insurance, including workers’ compensation and unemployment insurance, as described in

Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach a written explanation)

YES ___X___

NO ___ ___

3.

That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and

Reporting Requirements For Chapter 11 cases are current.

(If not, attach a written explanation)

YES ___X___

NO ___ ___

4.

No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

YES ___X___

NO ___ ___

5.

All United States Trustee Quarterly fees have been paid and are current.

YES ___X___

NO ___ ___

6.

Have you filed your prepetition tax returns.

(If not, attach a written explanation)

YES ____ ___

NO ___X __

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

  /s/ John C. Francy

Dated       8/3/09

Debtor in Possession

V.P.-Finance,

513-536-2000

       Title

       Phone

Treasurer &

CFO

Form 1

Transmittal of Financial Reports and

Certification of Compliance with

United States Trustee Operating Requirements for

The Period Ended

June 30, 2009

IN RE:

Milacron Inc., a Delaware corporation, et, al.

CASE NO:

09-11235 (JVA)

09-11236

09-11237

09-11238

09-11239

09-11241

09-11244

Chapter 11 Judge:

J. Vincent  Aug, Jr.

Form 1, Item 6:

Written explanation of unfiled prepetition tax returns:

The company has yet to file its 2008 Federal and State Income Tax Returns.  The returns will be filed within the extended due dates.

Form 1 (Attachment for Item 6)

OPERATING STATEMENT (P&L)
Period Ending June 30, 2009

	Case No: 09-11235 (JVA)

		Total Since
	Period Ending	Filing on
	June 30, 2009	March 10, 2009

Total Sales	24,208,000	83,750,000
Cost of Sales	21,973,000	76,190,000

Gross Profit	2,235,000	7,560,000

Selling, General and Administrative Expenses:
Salaries and Wages	1,512,000	5,238,000
Fringes/Employee Benefits	551,000	1,693,000
Travel and Entertainment	234,000	773,000
Advertising	60,000	418,000
Professional Services	349,000	1,469,000
Commissions	262,000	1,067,000
Dealer's Discount	(19,000)	615,000
Other	1,610,000	4,014,000
Total Expenses	4,559,000	15,287,000

Net Operating Profit/(Loss)	(2,324,000)	(7,727,000)

Add: Non-Operating Income
Interest Income	7,000	28,000
Intercompany Service Credit	40,000	444,000
Total Non-Operating Income	47,000	472,000

Less: Non-Operating Expenses
Bankruptcy Professional Fees, Estate	1,765,000	6,852,000
Bankruptcy Professional Fees, Lenders	1,406,000	5,959,000
Bankruptcy Costs - Other	48,000	238,000
Investment Loss in Subsidiaries	1,427,000	8,951,000
Financing Costs	63,000	2,897,000
(Gain)/Loss on Currency Transactions	49,000	255,000
Intercompany Interest Expense	123,000	420,000
Interest Expense	1,385,000	4,381,000
Other	(11,000)	311,000
Total Non-Operating Expenses	6,255,000	30,264,000

Income Tax Expense (Income)	39,000	(395,000)

Net Income/(Loss)	(8,571,000)	(37,124,000)

BALANCE SHEET
Period Ending June 30, 2009
		Case No: 09-11235 (JVA)
	June 30, 2009	May 31, 2009	At Filing

ASSETS:
Cash and Cash Equivalents	5,237,000	5,411,000	6,581,000
Notes and Accounts Receivable, Net	29,037,000	30,316,000	32,541,000
Insider Receivables	-	-	-
Inventory	78,601,000	83,073,000	92,115,000
Deferred Income Taxes Net of Valuation Allowances	1,516,000	1,473,000	1,362,000
Other Assets	17,367,000	16,499,000	8,665,000
Property, Plant and Equipment	186,912,000	190,005,000	189,079,000
Accumulated Depreciation	(144,851,000)	(147,305,000)	(144,959,000)
Goodwill	53,098,000	53,190,000	52,582,000
Deferred Financing Costs	4,485,000	4,668,000	5,152,000
Investments in Subsidiaries	295,295,000	295,602,000	288,027,000
Advances to Subsidiaries	1,851,000	1,826,000	4,589,000
TOTAL ASSETS	528,548,000	534,758,000	535,734,000

LIABILITIES:
Post-Petition Liabilities:
Trade Accounts Payable	15,531,000	13,820,000	-
Advance Billings and Deposits	3,118,000	4,495,000	-
Accrued Salaries, Wages and Other Compensation	4,347,000	4,138,000	-
Accrued Interest	697,000	591,000	-
Intercompany Payable	953,000	1,609,000	-
Advances from Affiliates	-	-	-
Accrued Liabilities	6,250,000	6,712,000	-
Debtor-in-Possession Financing	86,362,000	69,448,000	-
Total Post-Petition Liabilities	117,258,000	100,813,000	-

Secured Prepetition Liabilities:
Short-Term Borrowings	-	-	39,532,000
Long-Term Debt	193,296,000	203,049,000	227,483,000
Total Secured Liabilities	193,296,000	203,049,000	267,015,000

Prepetition Liabilities Subject to Compromise:
Trade Accounts Payable	29,969,000	32,594,000	36,595,000
Advance Billings and Deposits	2,238,000	4,433,000	12,010,000
Accrued Salaries, Wages and Other Compensation	6,044,000	6,201,000	8,864,000
Accrued Interest	7,025,000	7,380,000	8,220,000
Intercompany Payable	115,607,000	115,607,000	120,980,000
Advances from Affiliates	66,152,000	66,318,000	64,004,000
Accrued Liabilities	280,988,000	280,855,000	283,555,000
Total Prepetition Liabilities	508,023,000	513,388,000	534,228,000

Equity:
Preferred Stock	6,005,000	6,005,000	6,005,000
Common Stock	60,000	60,000	60,000
Paid In Capital	480,638,000	480,395,000	479,727,000
Retained Deficit - Pre-Petition	(537,129,000)	(537,129,000)	(537,129,000)
Retained Deficit - Post-Petition	(39,754,000)	(30,476,000)	-
Accumulated Other Comprehensive Loss	(199,849,000)	(201,347,000)	(214,172,000)
Total Equity	(290,029,000)	(282,492,000)	(265,509,000)

Total Liabilities and Equity	528,548,000	534,758,000	535,734,000

SUMMARY OF OPERATIONS
Period Ended: June 30, 2009

		Case No: 09-11235 (JVA)

	Schedule of Postpetition Taxes Payable
	Beginning			Ending
	May 31, 2009	Accrued /	Payments /	June 30, 2009
	Balance	Withheld	Deposits	Balance
Employer Payroll Taxes and Employee Payroll Taxes Withheld	$ 752,000	$ 2,555,000	$ 2,337,000	$ 970,000

Sales, Use & Excise Taxes:	59,000	97,000	123,000	33,000

Property Taxes:	133,000	40,000	165,000	8,000

Workers' Compensation	42,000	14,000	-	56,000

TOTALS:	$ 986,000	$ 2,706,000	$ 2,625,000	$ 1,067,000

AGING OF ACCOUNTS RECEIVABLE AND POSTPETITION ACCOUNTS PAYABLE

		Days Past Due
Days in Age	Current	1-30	31-60	Over 60

Post Petition Accounts Payable	$ 15,235,000	$ 296,000	$ -	$ -
Accounts Receivable	$ 19,123,000	$ 7,303,000	$ 1,141,000	$ 2,637,000

Components of Balance Sheet Notes and Accounts Receivable
Customer Receivables	$ 30,204,000	(See aging above.)
Notes Receivable	1,660,000
Allowance for Doubtful Accounts	(2,827,000)
Notes and Accounts Receivable	$ 29,037,000

For all postpetition accounts payable over 30 days old, please attache a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account
* None

Describe events or factors occuring during this reporting period materially affecting operations and formulation of a Plan of Reorganization
* None

Form 4

MONTHLY CASH STATEMENT
Period Ending June 30, 2009

Cash Activity Analysis (Cash Basis Only):				Case No:	09-11235 (JVA)

Milacron
		Milacron	Plastics		Cimcool		Milacron
		Marketing	Technologies	D-M-E	Industrial	Milacron	Capital
	Milacron Inc.	Company	Group, Inc.	Company Inc.	Products Inc.	Canada Ltd.	Holdings B.V.

A. Beginning Balance	896,992	1,717,526	11,954	436,080	85,756	2,179,950	33,652

B. Receipts	423,011,201	19,002,444	617,178	465,287	518,727	1,876,999	259

C. Balance Available	423,908,193	20,719,970	629,132	901,367	604,483	4,056,949	33,911

D. Less Disbursements	(423,613,571)	(18,836,528)	(617,178)	(515,848)	(542,990)	(1,513,337)	-

E. Currency Translation Adjustment	-	-	-	-	-	(34,806)	-

F. Ending Balance	294,622	1,883,442	11,954	385,519	61,493	2,508,806	33,911

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1. Deposit Name & Location	Deutsche Bank, 60 Wall Street 25th Floor, New York, NY, 10005
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Deutsche Bank, 60 Wall Street 25th Floor, New York, NY, 10005
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	JP MorganChase, 1675 Chickasaw Drive, London, OH, 43140
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Bank of America N.A., 1075 Main Street, 3rd Floor, Waltham, MA, 02451
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Bank of Nova Scotia, 4519 Dundas Street, Burlington, ON, L7M5B4
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Bank of Nova Scotia, 4519 Dundas Street, Burlington, ON, L7M5B4
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 6205 Airport Road, Mississauga, ON, L4V1E1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 6205 Airport Road, Mississauga, ON, L4V1E1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 245 Ouellette Avenue, Windsor, ON, N9A7J2
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 245 Ouellette Avenue, Windsor, ON, N9A7J2
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	TD Canada Trust, 2038 Kipling Avenue, Rexale, ON, M9W4K1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	TD Canada Trust, 2038 Kipling Avenue, Rexale, ON, M9W4K1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

For bank statements, please reference http://www.kccllc.net/.

Form 5

CASH REPORT
(BASED UPON A CONSOLIDATED ACCOUNTING OF ALL D-I-P ACCOUNTS)

Case Name: Milacron Inc.

Case Number: 09-11235(JVA)

Month and Year: June 2009

Beginning Cash Balance (i.e. ending balance from previous report)	$5,361,912

Add: All receipts for the month. Do not include transfers between accounts.	$445,492,095	*

Deduct: All disbursements for the month. Do not include transfers between accounts.	$(445,639,452)	*

Currency Translation Adjustment	$(34,806)

Net cash flow	$(182,163)

Ending cash balance (i.e. next month's beginning cash balance)	$5,179,749

* Amounts include transfers between accounts.

REPORT OF UNPAID DELINQUENT POST PETITION TAXES

List all unpaid tax obligations which have accrued after the date of the filing of the Chapter 11 petition obligations which are now due and owing (i.e. delinquent), but have, in fact, not been timely paid.
Do not list any preparation tax obligations.

NONE.

Form 5A

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: June 30, 2009
				Case No:	09-11235

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.

Name:	David E. Lawrence		Capacity:		Shareholder
				X	Officer
					Director
					Insider
Detailed Description of Duties:		President & CEO

Current Compensation Paid:		Weekly	or	Monthly

				37,500.00

Current Benefits Paid:
	Health Insurance (company cost)			578.97
	Dental (company cost)			12.40
	LTD			28.67
	Life Insurance			900.00
	Retirement
	Company Vehicle			400.00
	Entertainment
	Travel			900.01
	Other Benefits
	Total Benefits			2,820.05

Current Other Payments Paid:		Weekly	or	Monthly
	Rent Paid
	Loans
	Medical Expense Reimbursement Plan			3,084.61
	Other (Describe)
	Other (Describe)
	Total Other Payments			3,084.61

CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly

				43,404.66

		/s/ David E. Lawrence
		Principal, Officer, Director, or Insider
Dated:	July 22, 2009

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: June 30, 2009
				Case No:	09-11235

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.

Name:	Hugh C. O'Donnell		Capacity:		Shareholder
				X	Officer
					Director
					Insider

Detailed Description of Duties:		Sr. Vice President, General Counsel & Secretary

Current Compensation Paid:		Weekly	or	Monthly

				23,280.00
Current Benefits Paid:
	Health Insurance (company cost)			578.97
	Dental (company cost)			12.40
	LTD 60%			28.67
	Life Insurance			0.00
	Retirement
	Company Vehicle			400.00
	Entertainment
	Travel
	Other Benefits
	Total Benefits			1,020.04

Current Other Payments Paid:		Weekly	or	Monthly
	Rent Paid
	Loans
	Medical Expense Reimbursement Plan			1,305.07
	Other (Describe)
	Other (Describe)
	Total Other Payments			1,305.07

CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly

				25,605.11

		/s/ Hugh C. O'Donnell
		Principal, Officer, Director, or Insider
Dated:	July 2, 2009

SCHEDULE OF IN-FORCE INSURANCE
Period Ending: June 30, 2009

Case No: 09-11235 (JVA)

Insurance		Expiration
Type	Carrier	Date

General Liability	Lexington Insurance Company	4/1/2010

Auto Domestic	Travelers Property Casualty Company of America	4/1/2010

Auto Canadian	St. Paul Fire and Marine Insurance Company	4/1/2010

Workers' Compensation (excluding OH)	The Travelers Indemnity Company of CT	4/1/2010
Travelers Property & Casualty Insurance Company of America

Foreign Liability	ACE American Insurance Company	8/1/2009

$5 Million Umbrella	Lexington Insurance Company	4/1/2010

$20 Million Umbrella Excess of $5 Million	Arch Specialty Insurance Company	4/1/2010

$10 Million Excess of $25 Million Umbrella	Great American Insurance Company	4/1/2010

Primary & Excess Directors' and Officers' Liability	XL Specialty	12/31/2009
Axis Insurance Company
Navigators Insurance Company
Monitor Liability Managers

Special Crime	U.S. Specialty Insurance Company	12/31/2009

Crime	Federal Insurance Company	12/31/2009

Primary & Excess Fiduciary	Beazley Insurance Company, Inc.	12/31/2009
Federal Insurance Company

Excess Ohio Workers' Compensation	Arch Insurance Co.	8/1/2009

Non-Owned Aviation	Global Aerospace, Inc.	12/31/2009

Environmental	Chubb Custom Insurance Company	12/31/2011

Cargo - Domestic	Firemans Fund Insurance Company	12/31/2009

Cargo - Foreign	Firemans Fund Insurance Company	12/31/2009

Surety	Customs Bonds - Chubb	10/11/2009
12/10/2009
	Notary Bonds - Safeco	3/10/2012

Travel Accident	CIGNA	1/1/2010

Property	Factory Mutual Insurance Company	1/1/2010

Inland Marine	Hartford Fire Insurance Company	4/1/2010